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Mattel, Inc. Supplemental Proxy Materials

For the Annual Meeting of Stockholders to be Held on May 19, 2017

Our Annual Meeting of Stockholders will be held on May 19, 2017. Our Board recommends that stockholders vote FOR management proposals 1, 2, 3 & 5 and vote for ONE YEAR on management proposal 4. Attached is a presentation that is intended to supplement our Proxy Statement that was filed on April 5, 2017.

Spring 2017 Mattel, Inc. Business, Governance & Compensation Update

Mattel is including this Cautionary Statement pursuant to the Private Securities Litigation Reform Act of 1995 (the “Act”). Certain statements made in this presentation may include forward-looking statements within the meaning of the Act relating to the future performance (including, without limitation, future revenues, strategies, prospects, goals, and all other statements that do not relate strictly to historical or current facts) of Mattel and its subsidiaries’ overall businesses, brands and products lines. These statements are based on currently available operating, financial, economic and other information and they are subject to a number of significant risks and uncertainties. A forward-looking statement is neither a prediction nor a guarantee of future events or circumstances, and those future events or circumstances may not occur. A variety of factors (e.g., consumer preferences, product mix, global economic conditions) many of which are beyond our control, could cause actual future results to differ materially from those projected in the forward-looking statements. Some of these factors are described in the “Risk Factors” section of Mattel’s 2016 Annual Report on Form 10-K, in our 2017 quarterly reports on Form 10-Q and in other filings Mattel makes with the SEC from time to time, as well as in Mattel’s other public statements. Mattel does not update forward-looking statements and expressly disclaims any obligation to do so. Forward-Looking Statements

Overview of Mattel Mattel (NASDAQ: MAT) is a worldwide leader in the design, manufacture and marketing of toys and family products Mattel’s portfolio includes some of the most iconic toy brands ever produced Mattel is a global organization, selling products in more than 150 countries COMPANY OVERVIEW Selected Financial Data _______________________________________________________________________________ Market Cap: $7.6 Billion (as of 5/5/17) 2016 Net Sales:$5.5 Billion 2016 Dividends:$519 Million Core Global Brands TWO COMPLEMENTARY BUSINESSES Toy Box – Toy & Game Platforms Global Supply Chain Consumer / Toy Insights Design Expertise Commercial Excellence High-Value Partnerships Sources: S&P Capital IQ (Market Cap); Mattel 2016 Form 10-K SHARED BENEFITS OF SCALE Ò Ò

Performance Update

Despite a category slowdown in the holiday period that impacted full-year financial results, we continued to make progress on our turnaround efforts in 2016 and closed a significant revenue gap through sound execution

2016 Turnaround Progress

Encouraging Trends in Underlying Business Despite Currency Headwinds

- Exited 2016 with **positive point of sale (POS) in key core brands** – Barbie, Hot Wheels and Fisher-Price[1]
- Saw **significant growth in key emerging markets** such as China
- Achieved **high end of two-year cost savings target** of $250-300M, with total gross savings of $295M
- **Acquired a number of high profile entertainment licenses**, including Disney's Cars 3 and Toy Story 4, as well as Universal's Jurassic World and Fast & Furious

Maintained Disciplined Capital Deployment Strategy

- **Invested in turnaround efforts** and growth and technology initiatives; **maintained quarterly dividend** of $0.38 per share

Closed Revenue Gap in 2016

Offset Lost Revenue Through Solid Execution and Targeted Investments

- In 2016, **closed a ~$600M revenue gap** (representing ~10% of 2015 sales) created by the loss of the Disney Princess license, revenue declines in Monster High and American Girl brands and unfavorable foreign exchange trends
- As a result of solid execution on key core brands and entertainment licenses, as well as investments in emerging and developing markets, **achieved flat gross sales** excluding the impact of foreign currency exchange[2]
- Closed gap **amidst an ongoing cultural and organizational transformation, economic uncertainty and toy category slowdown in the critical holiday period**

While Q1-2017 results were below expectations, primarily due to the prolonged impact of retail inventory overhang coming out of the holiday period, we see a clear runway to improving growth and profitability over time

Q1-2017 Takeaways

Worldwide net and gross sales down 15%; **EPS** of ($0.33)[2]	Lower sales in North America and Europe partially offset by **strong performance in Asia-Pacific and continued momentum in Latin America**	**POS remains strong across key core brands** – Barbie, Hot Wheels and Fisher-Price[1]

Sources: Mattel 2017 Q1 Earnings Presentation; Mattel 2017 Proxy Statement

[1] Mattel internal analysis, at wholesale; excludes American Girl.

[2] Gross sales and currency exchange rate impact are non-GAAP financial measures. For a reconciliation of gross sales to net sales, the most directly comparable GAAP financial measure, and the currency exchange rate impact on reported results, please see pages 44 to 45 of our Annual Report on Form 10-K filed with the SEC on February 23, 2017.

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©2017 Mattel, Inc. All Rights Reserved

Our Strategic Priorities Build powerful brand franchises Transition to multi-dimensional systems of play that integrate physical with digital Generate compelling content and experiences to deepen relationships with parents and kids Embed a new set of capabilities across the business (talent, tech/infrastructure, partnerships) to build next generation power brands Establish Toy Box as the partner of choice Strengthen how Toy Box can significantly increase our innovation pipeline Leverage deep consumer and category insights, tech enabled design, and strong manufacturing and distribution to create more differentiated partnerships Enhance content co-creation model Deepen pipeline of tech enabled products to inspire creativity across our brands Develop unmatched commercial excellence Strengthen performance of our top brands across markets by driving tighter standards for category development and retail execution – particularly omnichannel and e-commerce Continue to upgrade capabilities in areas including digital engagement and commerce, merchandising differentiation, demand forecasting and inventory management We maintain sharp focus on five strategic priorities to position the business for growth Sources: Mattel 2017 Q1 Earnings Presentation; Mattel 2017 Q1 Form 10-Q Drive continuous cost improvement Execute against rigorous cost reduction program Continue to identify and pursue incremental opportunities to increase operational efficiency Capture value in areas such as product rationalization, automation, and optimizing both owned and outsourced manufacturing to enable our strategy Rapidly build emerging market leadership Increase momentum in high-growth emerging markets with tailored product lines Work with leading partners to become the thought leader in learning and development through play Utilize efficient, scalable approach to expansion

Ms. Georgiadis has a proven ability to deliver above market growth and profitability by creating transformational partnerships across content, media and technology providers and through innovation in product development and customer engagement – making her ideally suited to lead our transformation Leadership Transition to Drive Growth Formerly President, Americas at Google from 2011 to 2017, leading commercial operations and advertising sales in the US, Canada, and Latin America; also served as VP, Global Sales Operations at Google Additional experience as EVP, Card Products and Chief Marketing Officer at Discover Financial Services, and Partner at McKinsey & Company Margaret Georgiadis Chief Executive Officer Served as Chairman and Chief Executive Officer of Mattel since 2015; joined the Board in 1996 Former Chairman and Chief Executive Officer of Pepsi-Cola Company Christopher Sinclair Executive Chairman Source: Mattel 2017 Proxy Statement Together, our senior leadership team has strong expertise and deep industry and institutional knowledge that will continue to help drive our transformation efforts In support of Mattel’s long-term strategy and in line with the Board’s focus on succession planning, we executed an important leadership transition in February 2017 Margaret Georgiadis became our CEO, and Christopher Sinclair, our former CEO, became Executive Chairman Mr. Sinclair’s extensive institutional knowledge of Mattel and its industry will serve to ensure a smooth leadership transition and enhance execution going forward Richard Dickson President and Chief Operating Officer Kevin Farr Chief Financial Officer Peter Gibbons Executive Vice President and Chief Supply Chain Officer Richard Gros Executive Vice President and Chief Human Resources Officer Robert Normile Executive Vice President, Chief Legal Officer and Secretary

Engaged and Highly-Qualified Independent Board WELL-BALANCED TENURES 3 Directors 3 Directors 5 Directors DIVERSE, FRESH PERSPECTIVES 3 Independent Directors Added in Past 6 Years Leadership of Large, Complex Organizations Consumer Products & Operations Branding & Marketing Finance & Accounting Turnaround & Strategic Alternatives Media & Entertainment Technology COMPLEMENTARY SKILLS & EXPERIENCE Source: Mattel 2017 Proxy Statement 82% Independent …and Ensure Our Board Composition Provides for Effective Oversight of Our Strategic Priorities Our Board Practices Drive Accountability… 36% Female Directors Routine review of Board leadership structure Annual Board and Committee evaluations Annual review and evaluation of the CEO’s performance by independent directors Robust director succession and search process Comprehensive risk management with Board and Committee oversight Quarterly executive sessions held without management present

Industry-Leading Governance Practices Annual Board elections Majority voting standard Strong Independent Lead Director role Robust stockholder engagement Stockholder right to proxy access Stockholder right to call special meetings Stockholder ability to act by written consent Clawback policy applies to all executive officers No poison pill in place One share, one vote; no dual-class stock Directors may be removed with or without cause Extensive stockholder outreach program is designed to gain a better understanding of stockholder perspectives on a wide range of matters During 2016, an independent member of our Board, together with members of our senior management team, conducted outreach with stockholders representing more than 40%, in total, of Mattel’s outstanding shares Engaged with stockholders on topics including turnaround efforts, corporate governance practices, executive compensation programs and sustainability oversight The Board adopted proxy access in January 2017 after carefully considering stockholder feedback As we continue to execute on our transformation, we look forward to ongoing stockholder engagement Source: Mattel 2017 Proxy Statement Mattel utilizes strong governance practices to provide stockholders with meaningful rights, and regularly gathers stockholder feedback to inform boardroom discussions and help shape our governance practices

Executive Compensation Overview A significant percentage of executive compensation is performance-based and at risk, promoting strong alignment with our stockholders’ interests Source: Mattel 2017 Proxy Statement ELEMENT OBJECTIVE Base Salary Provides fixed income for financial certainty and stability Annual Cash Incentive (MIP) Directly links pay to Company performance through achievement of financial performance goals (75%); individualized strategic priorities (25%) promote a culture of accountability Incentivizes achievement of short-term strategic & financial objectives to drive long-term value creation Promotes team orientation by encouraging participants in all areas of the Company to achieve common goals Long-Term Incentives Performance Units Stock Options RSUs Directly links pay to Company and stock price performance through achievement of financial performance goals and total stockholder return (TSR) (relative to the S&P 500), as well as stock price appreciation Aligns NEOs’ interests with stockholders’ and fosters long-term focus on increasing stockholder value Encourages executive stock ownership 2016 TARGETED TOTAL DIRECT COMPENSATION (TDC) KEY COMPENSATION GOVERNANCE BEST PRACTICES Double-trigger accelerated vesting in equity plans and executive severance plans Clawback Policy applicable to all executive officers and other direct reports to the CEO Stock ownership guidelines: 6x base salary for Executive Chairman and CEO, 4x for COO & CFO, 3x for other NEOs No hedging or pledging permitted No excise tax gross-ups Other NEOs CEO 9

2016 CEO TARGETED vs. REALIZABLE1 TDC Demonstrated Pay-for-Performance Alignment 2016 pay outcomes demonstrate the performance-based nature of our incentive programs and reflect recent challenging financial performance Annual Cash Incentive No payout under our annual cash incentive plan Base Salary No salary increases for 2016 or 2017 (other than for retention / increased responsibilities) Long-Term Incentives No earnout of 2014-2016 Performance Units 2016 NEO RESULTS Source: Mattel 2017 Proxy Statement 1 CEO 2016 Realizable Total Direct Compensation reflects 2016 Actual Annual Cash (Base Salary and Actual MIP Paid), as well as the value and performance of stock options, RSUs and Performance Units at year-end. Targeted: $10.75M Realizable: $3.4M Realizable Compensation 68% lower than Targeted

2016 Incentive Program Changes Support our Strategy Source: Mattel 2017 Proxy Statement Our Compensation Committee implemented a number of changes to our incentive programs in 2016 to reinforce our strategic priorities and incorporate stockholder feedback Annual Cash Incentive (MIP) Streamlined Financial Performance Measures Simplified MIP financial measures by focusing on adj. operating profit and adj. net sales, eliminating gross margin and free cash flow Provide greater alignment with our turnaround strategy objectives of top-line growth with bottom-line discipline Structured Plan to Support Expense Control No payouts occur under financial performance measures or individualized strategic priorities unless 2016 adj. operating profit threshold was met Ensure operational and financial goals are achieved with proper expense control Further Aligned with Strategic Priorities Modified NEO payout formula, with 75% of the payout based on financial goals, and 25% based on individualized strategic priorities Provide stronger link to operational performance over which executive has responsibility, driving a culture of accountability Annual Grant Cycles Changed approach to granting Performance Units annually with overlapping three-year cycles, starting with the 2016-2018 Long-Term Incentive Program (LTIP) performance cycle, from granting every three years with end-to-end cycles Permit greater responsiveness to changing circumstances, strengthen retention and be consistent with broader market practice Single Three-Year Performance Measure For 2016-2018 LTIP, changed financial performance measure for Performance Units to EPS measured over three years from net operating profit after tax less capital charge and net sales, with both goals set annually Continued to utilize three-year relative TSR modifier; at the end of three years, award is increased or decreased by up to 50% based on relative three-year TSR vs. S&P 500 Simplify LTIP structure, utilize differentiated metrics as compared to the MIP, and ensure sharp focus on sustainable and profitable growth, which supports our turnaround strategy Equity Long-Term Incentive (LTI) Objective Change Objective Change